Exhibit 99.2

Cbre group, inc. Second Quarter 2015: Earnings Conference Call July 29, 2015

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance, business outlook, adjusted earnings per share expectations, expectations regarding Government Sponsored Enterprise lending activities, the timing of incentive fee realization, and our ability to close and integrate the Global Workplace Solutions business, including the timing of that closing. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our second quarter earnings report, filed on Form 8-K, our most recent quarterly report on Form 10-Q and our most recent annual report on Form 10-K, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. Where required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix. Forward-Looking Statements CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Conference Call Participants Bob Sulentic President and Chief Executive Officer Gil Borok Deputy Chief Financial Officer and Chief Accounting officer Jim Groch Chief Financial Officer and Global Director of Corporate Development Steve Iaco Investor Relations and corporate communications CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Q2 2015 Region Highlights Business Overview Americas EMEA Asia Pacific Revenue 16% (18% local currency) Normalized EBITDA 23% (24% local currency) Revenue 15% (32% local currency) Normalized EBITDA 75% (103% local currency) Revenue 9% (21% local currency) Normalized EBITDA 21% (41% local currency) CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Q2 2015 Performance Overview Revenue Fee Revenue1 EBITDA Normalized EBITDA2 Fee Revenue Margin3 Net Income4 EPS4,5 Q2 2015 $ 2,391 M $ 1,780 M $ 297 M $ 304 M 17.1% GAAP $ 125 M Adjusted $ 140 M GAAP $ 0.37 Adjusted $ 0.42 Q2 2014 $ 2,127 M $ 1,592 M $ 260 M $ 263 M 16.5% GAAP $ 105 M Adjusted $ 119 M GAAP $ 0.32 Adjusted $ 0.36 Change Q2 2015-over-Q2 2014 USD 12% 12% 14% 16% 60 bps 18%6 17%6 Local Currency 19% 19% 20% 22% n/a 25%6 31%7 See slide 15 for footnotes. CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Revenue ($ in millions) Contractual Revenue Sources Leasing Capital Markets Other Global Corporate Services1 Asset Services1 Investment Management Valuation Leasing Sales Commercial Mortgage Services Development Services Other Total Gross Revenue Q2 2015 $ 746 $ 255 $ 94 $ 128 $ 610 $ 413 $ 116 $ 12 $ 17 $ 2,391 Fee Revenue2 Q2 2015 $ 269 $ 121 $ 94 $ 128 $ 610 $ 413 $ 116 $ 12 $ 17 $ 1,780 % of Q2 2015 Total Fee Revenue 15% 7% 5% 7% 34% 23% 7% 1% 1% 100% Fee Revenue Growth Rate (Change Q2 2015-over-Q2 2014) USD 6% 17% -26% 23% 9% 23% 47% 16% -16% 12% Local Currency 15% 24% -18% 35% 15% 32% 48% 16% -11% 19% Q2 2015 BUSINESS LINE REVENUE 1. Global Corporate Services (GCS) and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual. 2. Fee revenue excludes both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients. 68% of total fee revenue Contractual revenue & leasing, which is largely recurring, is 68% of fee revenue CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

($ in millions) Global Corporate Services & Asset Services1 Leasing Sales Gross Fee2 Q2 2015 $ 542 $ 170 $ 446 $ 264 USD3 10% 9% 10% 23% Local Currency3 12% 11% 11% 25% 1. Global Corporate Services (GCS) and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual. 2. Fee revenue excludes both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients. 3. Growth rate for Q2 2015 versus Q2 2014. Americas revenue Q2 2015 fee revenue up 18% in USD and 19% in local currency CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

($ in millions) Global Corporate Services & Asset Services1 Leasing Sales Gross Fee2 Q2 2015 $ 362 $ 185 $ 93 $ 86 USD3 12% 9% 12% 37% Local Currency3 28% 25% 33% 62% EMEA revenue Q2 2015 fee revenue up 14% in USD or 33% in local currency 1. Global Corporate Services (GCS) and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual. 2. Fee revenue excludes both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients. 3. Growth rate for Q2 2015 versus Q2 2014. CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

($ in millions) Global Corporate Services & Asset Services1 Leasing Sales Gross Fee2 Q2 2015 $ 96 $ 35 $ 70 $ 63 USD3 21% 8% 0% 8% Local Currency3 31% 19% 12% 24% Asia Pacific revenue Q2 2015 fee revenue up 3% in USD or 17% in local currency 1. Global Corporate Services (GCS) and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual. 2. Fee revenue excludes both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients. 3. Growth rate for Q2 2015 versus Q2 2014. CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Q2 YTD Q2 New 37 63 Expansions 32 51 Renewals 14 27 Global Corporate Services Most total contracts signed in any quarter Strong growth of existing client relationships Increased opportunities in specialty practices Mission critical facilities Heath care 2015 TOTAL CONTRACTS Facilities Management Transaction Services Project Management highlights Q2 2015 Representative Clients Company record CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Q2 Global Investment management CAPITAL RAISED1 ASSETS UNDER MANAGEMENT (AUM) ($ in billions) ($ in billions) Financial results Revenue Rental Carried Interest Asset Management Acquisition, Disposition & Incentive Capital to deploy: approx. $6,300 million3 Co-Investment: $142.1 million3 ($ in millions) Q2 2015 AUM versus Q2 2014 AUM is up by $2.1 billion in local currency (USD decline of $4.4 billion driven by exchange rate impact) Normalized EBITDA2 YTD Q2 See slide 15 for footnotes. YTD Q2 Q2 YTD Q2 40.7 18.4 2014 2015 96.5 82.8 21.1 10.7 1.3 7.4 0.6 126.3 94.1 2014 2015 3.7 5.0 8.6 7.7 4.4 3.5 2012 2013 2014 TTM Q2 2015 92.0 89.1 90.6 88.4 2012 2013 2014 Q2 2015 183.6 167.2 43.6 28.9 3.4 8.2 8.2 238.8 204.3 2014 2015 70.5 50.5 2014 2015 CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Revenue Pro-forma Revenue3 Development Services 1 $131.8 million of co-investments at the end of Q2 2015 $14.5 million in repayment guarantees on outstanding debt balances at the end of Q2 2015 Financial results PROJECTS IN PROCESS/PIPELINE ($ in billions) ($ in millions) 2 See slide 15 for footnotes. Revenue EBITDA Q2 YTD Q2 Q2 YTD Q2 1.5 1.2 2014 2015 12.6 14.4 14.2 15.7 2014 2015 4.2 4.9 5.4 6.0 2.1 1.5 4.0 3.7 4Q12 4Q13 4Q14 2Q15 In Process Pipeline 24.9 26.7 46.3 39.8 2014 2015 13.1 7.1 2014 2015 CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

key takeaways The business has positive underlying momentum and is greatly benefiting from steps taken to enhance service delivery and fortify our market position Global Workplace Solutions will afford us the opportunity to self-perform facilities management services virtually anywhere in the world Broker recruitment continues at a brisk pace CBRE is in a very strong financial position We believe our performance for full-year 2015 is likely to be toward the upper end of our guidance range of $1.90 to $1.95 for adjusted earnings per share CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Supplemental slides and GAAP Reconciliation tables

footnotes Slide 5 1. Fee revenue excludes both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients. 2. Normalized EBITDA excludes certain carried interest incentive compensation expense and integration and other costs related to acquisitions. 3. Margin on fee revenue is based on Normalized EBITDA. 4. Adjusted net income and adjusted EPS exclude amortization expense related to certain intangible assets attributable to acquisitions, the write-off of financing costs, integration and other costs related to acquisitions, and adjusts the timing of certain carried interest incentive compensation expense to match the timing of such expense with related revenue. 5. All EPS information is based on diluted shares. 6. Based on adjusted results. 7. Also excludes net impact of mark-to-market hedges and exchange rate transaction impact. Slide 11 1. Excludes securities business. 2. Normalized EBITDA excludes certain carried interest compensation expense. 3. As of June 30, 2015. Slide 12 1. In Process figures include Long-Term Operating Assets (LTOA) of $0.2 billion for 2Q 15, $0.3 billion for 4Q 14, $0.9 billion for 4Q 13, $1.2 billion for 4Q 12, $1.5 billion for 4Q 11, $1.6 billion for 4Q 10, and $1.4 billion for 4Q 09. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. 2. Pipeline deals are those projects we are pursuing which we believe have a greater than 50% chance of closing or where land has been acquired and the projected construction start is more than 12 months out. 3. Pro-forma revenue includes equity in unconsolidated subsidiaries and gains on sales of assets net of non-controlling interest. Note – Local currency percent changes versus prior year is a non-GAAP measure noted on slides 4, 5, 6, 7, 8 and 9. These percent changes are calculated by comparing current year results at prior year exchange rates versus prior year results. CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

U.S. Market Statistics U.S. VACANCY U.S. ABSORPTION TRENDS (in MSF) 2Q14 2Q15 3Q15 F 4Q15F 2Q14 2Q15 2014 2015F Office 14.5% 13.5% 13.3% 13.3% 15.4 21.0 54.2 55.0 Industrial 10.8% 9.8% 9.7% 9.7% 56.1 67.1 245.9 203.0 Retail 11.8% 11.4% 11.0% 10.5% 8.8 4.3 27.7 30.0 Source: CBRE Econometric Advisors (EA) Outlooks 2Q 2015 preliminary U.S. Investment Volume and Cap Rates 2Q14 1Q15 2Q15 Office Volume ($B) 28.2 33.3 36.05 Cap Rate 7.0% 6.5% 6.8% Industrial Volume ($B) 11.9 20.9 16.9 Cap Rate 7.2% 6.8% 7.0% Retail Volume ($B) 15.7 23.8 18.58 Cap Rate 6.9% 6.4% 6.6% Source: CBRE EA estimates from RCA data July 2015 CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Mandatory Amortization and Maturity Schedule ($ in millions) 1. $2,600.0 million revolver facility and term loan A mature in January 2020. As of June 30, 2015, the revolver was undrawn. Available Revolver As of June 30, 20151 Global Cash 2,876 6 22 25 34 59 350 800 425 - 500.0 1,000.0 1,500.0 2,000.0 2,500.0 3,000.0 3,500.0 4,000.0 Current 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Cash Revolver Capacity Term Loan A Sr. Unsecured Notes - 5.00% Sr. Unsecured Notes - 5.25% CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Capitalization 1. Excludes $58.4 million of cash in consolidated funds and other entities not available for Company use at June 30, 2015. 2. Excludes $743.6 million of aggregate warehouse facilities outstanding at June 30, 2015. 3. Excludes non-recourse notes payable on real estate of $24.8 million at June 30, 2015. ($ in millions) As of June 30, 2015 Cash 1 $ 278.0 Revolving credit facility - Senior secured term loan A 496.9 Senior unsecured notes – 5.00% 800.0 Senior unsecured notes – 5.25% 426.8 Other debt 2,3 2.3 Total debt $ 1,726.0 Stockholders’ equity 2,459.6 Total capitalization 4,185.6 Total net debt $ 1,448.0 Net debt to TTM Q2 Normalized EBITDA 1.2x CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Non-Gaap financial measures The following measures are considered “non-GAAP financial measures” under SEC guidelines: (i) Fee revenue (ii) Net income attributable to CBRE Group, Inc., as adjusted (which we also refer to as “adjusted net income”) (iii) Diluted income per share attributable to CBRE Group, Inc. shareholders, as adjusted (which we also refer to as “adjusted earnings per share” or “adjusted EPS”) (iv) EBITDA and EBITDA, as adjusted (the latter of which we also refer to as “Normalized EBITDA”) None of these measures is a recognized measurement under U.S. generally accepted accounting principles, or U.S. GAAP, and when analyzing our operating performance, readers should use them in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Because not all companies use identical calculations, our presentation of these measures may not be comparable to similarly titled measures of other companies. Our management generally uses these non-GAAP financial measures to evaluate operating performance and for other discretionary purposes, and the Company believes that these measures provide a more complete understanding of ongoing operations, enhance comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they eliminate the impact of selected charges that may obscure trends in the underlying performance of our business. The Company further uses certain of these measures, and believes that they are useful to investors, for purposes described below. With respect to fee revenue: The Company believes that investors may find this measure useful to analyze the financial performance of our Global Corporate Services (GCS) and Asset Services business lines and our business generally because it excludes costs reimbursable by clients and, as such, provides greater visibility into the underlying performance of our business. With respect to adjusted net income, adjusted EPS, EBITDA and Normalized EBITDA: The Company believes that investors may find these measures useful in evaluating our operating performance compared to that of other companies in our industry because their calculations generally eliminate the accounting effects of acquisitions, which would include impairment charges of goodwill and intangibles created from acquisitions, and—in the case of EBITDA and Normalized EBITDA—the effects of financings and income tax and the accounting effects of capital spending. All of these measures may vary for different companies for reasons unrelated to overall operating performance. In the case of EBITDA and Normalized EBITDA, these measures are not intended to be measures of free cash flow for our management’s discretionary use because they do not consider cash requirements such as tax and debt service payments. The EBITDA and Normalized EBITDA measures calculated herein may also differ from the amounts calculated under similarly titled definitions in our credit facilities and debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. The Company also uses Normalized EBITDA and adjusted EPS as significant components when measuring our operating performance under our employee incentive compensation programs. CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Three Months Ended June 30, ($ in millions) 2015 2014 GCS revenue 1 $ 745.8 $ 682.5 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 477.1 428.6 GCS fee revenue 1 $ 268.7 $ 253.9 AS revenue 1 $ 254.6 $ 210.4 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 133.2 106.5 AS fee revenue 1 $ 121.4 $ 103.9 Consolidated revenue $ 2,390.5 $ 2,126.8 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 610.3 535.1 Consolidated fee revenue $ 1,780.2 $ 1,591.7 Reconciliation of gross revenue to fee revenue 1. GCS and Asset Services (AS) revenue excludes associated leasing and sales revenue, most of which is contractual. CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Three Months Ended June 30, ($ in millions) 2015 2014 Americas revenue $ 1,434.5 $ 1,235.7 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 372.0 334.6 Americas fee revenue $ 1,062.5 $ 901.1 EMEA revenue $ 585.7 $ 511.0 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 176.6 153.2 EMEA fee revenue $ 409.1 $ 357.8 Asia Pacific revenue $ 261.8 $ 241.2 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 61.7 47.3 Asia Pacific fee revenue $ 200.1 $ 193.9 Reconciliation of gross revenue to fee revenue by segment CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Three Months Ended June 30, ($ in millions) 2015 2014 Normalized EBITDA $ 303.8 $ 262.8 Adjustments: Integration and other costs related to acquisitions 4.8 - Carried interest incentive compensation 1 2.1 2.6 EBITDA 296.9 260.2 Add: Interest income 1.4 1.1 Less: Depreciation and amortization 70.6 63.2 Interest expense 26.2 28.5 Provision for income taxes 76.5 64.1 Net income attributable to CBRE Group, Inc. $ 125.0 $ 105.5 Reconciliation of Normalized EBITDA to EBITDA to Net Income 1. Carried interest incentive compensation is related to funds that began recording carried interest expense for the first time in Q2 2013 and beyond. CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Three Months Ended June 30, ($ in millions, except per share amounts) 2015 2014 Net income attributable to CBRE Group, Inc. $ 125.0 $ 105.5 Amortization expense related to certain intangible assets attributable to acquisitions, net of tax 10.8 11.7 Integration and other costs related to acquisitions, net of tax 2.9 - Carried-interest incentive compensation, net of tax 1 1.3 1.5 Adjusted net income attributable to CBRE Group, Inc. $ 140.0 $ 118.7 Adjusted diluted income per share attributable to CBRE Group, Inc. $ 0.42 $ 0.36 Weighted average shares outstanding for diluted income per share 336,154,524 333,918,620 Reconciliation of Net Income to adjusted Net Income and adjusted earnings per share 1. Carried interest incentive compensation is related to funds that began recording carried interest expense for the first time in Q2 2013 and beyond. CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL

Other Financial metrics Three Months Ended June 30, ($ in millions) 2015 2014 Depreciation $ 34.3 $ 31.0 Normalized amortization 1 21.6 16.3 Net interest expense 24.8 27.3 Normalized income taxes 83.1 69.4 Normalized income tax rate 37% 37% Projected full-year normalized income tax rate of approximately 36% Q2 2015 currency translation against same quarter prior year (pre-tax EBITDA impact) ($16.0) million Q2 2015 mark-to-market of currency hedges as well as other exchange rate transaction losses during Q2 2015 against same quarter prior year (pre-tax EBITDA impact) ($11.3) million 1. Excludes amortization expense related to certain intangible assets attributable to acquisitions of $14.7 million in Q2 2015 and $16.0 million in Q2 2014.CBRE GROUP, INC. | Q2 2015 EARNINGS CONFERENCE CALL